Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLM ECFC and VG Funding by employing several criteria, including requirements that each trust student loan as of the original cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was a consolidation loan guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was fully disbursed;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2024, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $4,251,246 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 5 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$559,110,158
Aggregate Outstanding Principal Balance – Treasury Bill	$28,446,303
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	5.09%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$488,598,521
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.39%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$42,065,334
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	7.52%
Number of Borrowers	16,753
Average Outstanding Principal Balance Per Borrower	$33,374
Number of Loans	30,742
Average Outstanding Principal Balance Per Loan – Treasury Bill	$44,447
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,768
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$43,636
Weighted Average Remaining Term to Scheduled Maturity	176 months
Weighted Average Annual Interest Rate	4.89%

(1)	Trust student loans with special allowance payments indexed to one-month LIBOR will be indexed to 30-day Average SOFR from and after July 1, 2023.

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.12% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
 DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	6,491	$83,376,492	14.9%
3.01% to 3.50%	7,845	95,172,027	17.0
3.51% to 4.00%	5,727	90,450,559	16.2
4.01% to 4.50%	5,558	92,060,415	16.5
4.51% to 5.00%	1,184	27,215,172	4.9
5.01% to 5.50%	499	12,171,196	2.2
5.51% to 6.00%	325	9,371,771	1.7
6.01% to 6.50%	319	11,421,856	2.0
6.51% to 7.00%	485	14,642,156	2.6
7.01% to 7.50%	215	8,402,983	1.5
7.51% to 8.00%	391	17,669,299	3.2
8.01% to 8.50%	1,467	81,765,304	14.6
Equal to or greater than 8.51%	236	15,390,928	2.8
Total	30,742	$559,110,158	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	3,743	$8,091.542	1.4%
$5,000.00-$ 9,999.99	2,376	17,576,223	3.1
$10,000.00-$14,999.99	1,857	22,993,951	4.1
$15,000.00-$19,999.99	1,396	24,275,252	4.3
$20,000.00-$24,999.99	1,117	25,043,503	4.5
$25,000.00-$29,999.99	936	25,684,615	4.6
$30,000.00-$34,999.99	777	25,225,625	4.5
$35,000.00-$39,999.99	619	23,191,587	4.1
$40,000.00-$44,999.99	529	22,467,625	4.0
$45,000.00-$49,999.99	406	19,244,957	3.4
$50,000.00-$54,999.99	363	19,070,814	3.4
$55,000.00-$59,999.99	313	17,951,593	3.2
$60,000.00-$64,999.99	266	16,584,873	3.0
$65,000.00-$69,999.99	173	11,666,194	2.1
$70,000.00-$74,999.99	177	12,828,764	2.3
$75,000.00-$79,999.99	152	11,775,925	2.1
$80,000.00-$84,999.99	153	12,607,819	2.3
$85,000.00-$89,999.99	113	9,867,135	1.8
$90,000.00-$94,999.99	105	9,700,446	1.7
$95,000.00-$99,999.99	103	10,048,742	1.8
$100,000.00 and above	1,079	213,212,972	38.1

Total	16,753	$559,110,158	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
 STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	29,226	$519,641,075	92.9%
31-60 days	508	13,560,713	2.4
61-90 days	299	8,282,402	1.5
91-120 days	175	4,686,481	0.8
121-150 days	115	3,002,563	0.5
151-180 days	126	3,593,669	0.6
181-210 days	58	1,172,652	0.2
Greater than 210 days	235	5,170,603	0.9

Total	30,742	$559,110,158	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	286	$68,907	*
4 to 12	1,942	1,140,169	0.2%
13 to 24	1,697	3,824,902	0.7
25 to 36	1,526	4,387,552	0.8
37 to 48	1,309	5,665,083	1.0
49 to 60	1,157	6,359,115	1.1
61 to 72	3,045	17,976,082	3.2
73 to 84	1,433	12,020,288	2.1
85 to 96	1,286	13,416,637	2.4
97 to 108	1,466	19,935,573	3.6
109 to 120	1,345	19,654,329	3.5
121 to 132	4,096	67,628,100	12.1
133 to 144	2,041	46,394,475	8.3
145 to 156	1,658	45,104,224	8.1
157 to 168	1,517	46,171,694	8.3
169 to 180	1,014	33,537,189	6.0
181 to 192	866	33,840,907	6.1
193 to 204	666	28,706,674	5.1
205 to 216	406	17,362,586	3.1
217 to 228	327	13,136,098	2.3
229 to 240	308	13,938,509	2.5
241 to 252	211	9,979,507	1.8
253 to 264	124	6,816,627	1.2
265 to 276	124	6,401,479	1.1
277 to 288	127	6,640,871	1.2
289 to 300	165	13,291,938	2.4
301 to 312	403	45,316,598	8.1
313 to 324	26	2,135,125	0.4
325 to 336	34	2,762,640	0.5
337 to 348	29	2,226,681	0.4
349 to 360	61	8,232,664	1.5
361 and above	47	5,036,934	0.9

Total	30,742	$559,110,158	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	673	$13,352,335	2.4%
Forbearance(1)	2,842	82,408,437	14.7
Repayment
First year in repayment	193	11,855,334	2.1
Second year in repayment	191	10,465,417	1.9
Third year in repayment	213	8,919,418	1.6
More than 3 years in repayment	26,630	432,109,217	77.3

Total	30,742	$559,110,158	100.0%

(1) Of the trust student loans in forbearance status, approximately 267 loans with an aggregate outstanding principal balance of $4,662,052, representing 0.83% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 155.1 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
 STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	15.8	-	195.2
Forbearance	-	11.6	209.2
Repayment	-	-	166.5

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $13,352,335 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $8,430,831 or approximately 63.1% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	269	$4,686,064	0.8%
Alaska	37	526,724	0.1
Arizona	647	14,087,360	2.7
Arkansas	191	3,588,552	0.6
California	3,236	65,669,205	11.8
Colorado	542	8,395,405	1.4
Connecticut	426	5,776,532	1.0
Delaware	101	2,512,115	0.4
District of Columbia	119	2,195,077	0.4
Florida	2,535	51,403,449	9.0
Georgia	940	23,052,039	4.2
Hawaii	137	2,307,149	0.4
Idaho	117	3,349,616	0.6
Illinois	1,226	20,464,461	3.9
Indiana	832	11,534,799	2.1
Iowa	118	2,338,823	0.4
Kansas	510	6,403,918	1.2
Kentucky	245	3,846,565	0.7
Louisiana	990	15,503,996	2.9
Maine	97	1,497,879	0.3
Maryland	659	13,292,425	2.3
Massachusetts	738	9,924,268	1.9
Michigan	631	13,015,871	2.3
Minnesota	314	6,408,005	1.2
Mississippi	268	5,589,942	1.0
Missouri	627	9,666,325	1.7
Montana	77	1,297,467	0.2
Nebraska	36	677,435	0.2
Nevada	200	3,480,019	0.6
New Hampshire	138	2,262,102	0.4
New Jersey	855	15,414,603	2.6
New Mexico	90	1,212,302	0.2
New York	2,016	36,376,933	6.2
North Carolina	737	13,912,462	2.5
North Dakota	21	299,057	0.1
Ohio	1,502	29,089,270	5.4
Oklahoma	603	9,395,485	1.7
Oregon	467	7,794,674	1.4
Pennsylvania	1,048	17,544,968	3.2
Rhode Island	78	1,142,547	0.2
South Carolina	342	7,749,001	1.4
South Dakota	39	552,407	0.1
Tennessee	640	14,092,992	2.4
Texas	2,715	46,540,838	8.1
Utah	116	2,053,018	0.4
Vermont	47	659,991	0.1
Virginia	817	14,698,001	2.6
Washington	834	12,409,637	2.3
West Virginia	134	1,510,763	0.3
Wisconsin	269	4,342,751	0.8
Wyoming	37	585,210	0.1
Other	332	6,979,661	1.2
Total	30,742	$559,110,158	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	15,993	$230,292,936	41.2%
Other Repayment Options(1)	11,088	192,881,633	34.5
Income-driven Repayment(2)	3,661	135,935,589	24.3
Total	30,742	$559,110,158	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 158 loans with an aggregate outstanding principal balance of $7,376,929 currently in an interest-only period.  These interest-only loans represent approximately 1.3% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	14,739	$205,884,818	36.8%
Unsubsidized	16,003	353,225,341	63.2

Total	30,742	$559,110,158	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	76	$4,764,851	0.9%
October 1, 1993 through June 30, 2006	30,666	554,345,308	99.1
July 1, 2006 and later	0	0	0.0
Total	30,742	$559,110,158	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,082	$14,878,616	2.7%
College Assist	7	380,082	0.1
Educational Credit Management Corporation	2,597	36,289,099	6.5
Florida Off Of Student Fin'l Assistance	900	10,696,222	1.9
Great Lakes Higher Education Corporation	15,256	328,376,585	58.7
Kentucky Higher Educ. Asst. Auth.	737	9,150,775	1.6
Michigan Guaranty Agency	319	4,633,774	0.8
Oklahoma Guaranteed Stud Loan Prog	510	6,985,104	1.2
Pennsylvania Higher Education Assistance Agency	2,612	35,303,097	6.3
Texas Guaranteed Student Loan Corp	6,722	112,416,805	20.1
Total	30,742	$559,110,158	100.0%